UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2020

CLEARBRIDGE

SUSTAINABILITY

LEADERS FUND

Beginning in or after April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide long-term capital growth.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Sustainability Leaders Fund for the twelve-month reporting period ended October 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. As a result of the transaction, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and the subadviser(s) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the Fund prior to the transaction. The Fund’s manager and subadviser(s) continue to provide uninterrupted services with respect to the Fund pursuant to new management and subadvisory agreements that were approved by Fund shareholders.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of October 31, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

II	ClearBridge Sustainability Leaders Fund

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2020

ClearBridge Sustainability Leaders Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund seeks to meet its investment objective by investing substantially all of its assets in common stocks and other equity securities that meet its financial and sustainability/ environmental, social and governance (“ESG”) criteria. The Fund may also invest in companies that we believe are making substantial progress toward becoming a leader in sustainability and ESG policies.

Determination of sustainability/ESG leadership is based on our proprietary research approach. We will exercise judgment to determine ESG best practices based on our long-standing experience managing ESG investment strategies through an established proprietary process. Leadership may be assessed both quantitatively and qualitatively, through our ESG ratings system and direct research and engagement process.

The ESG and sustainability evaluation is integrated into a thorough assessment of investment worthiness based on financial criteria. We seek to invest over the long term in companies that are considered to be of high quality with sustainable competitive advantages as evidenced by high returns on capital, strong balance sheets, and capable management teams that allocate capital in an efficient manner. We will also consider emerging companies with promising future prospects that may not yet have demonstrated substantial profitability. We will utilize quantitative and fundamental analysis to identify investment candidates with these attributes, and evaluate industry dynamics, the strength of the business model and management skill. Valuation will be carefully examined using a variety of techniques that depends on the type of company being researched. Methods typically used are discounted cash flow analysis, market implied growth and returns relative to our expectations, multiple comparisons, and scenario analysis.

A sustainable company, in our view, is one that offers products and services that have a positive impact on society (as described below) and has well defined strategies in place to ensure longevity as an investment. We seek to invest in companies that go beyond doing less harm to people and the planet relative to its peers, but also, in many cases, offer solutions to address negative impact from the actions of less responsible companies and industries. Further, sustainability is not limited to environmental stewardship, but also includes a company’s policies in regard to treating employees fairly and furthering their professional development, interacting in a positive way within its local community, promoting safety at all times, managing its supply chain responsibly, and employing corporate governance practices that are shareholder friendly and transparent.

We will seek to limit our investments to only those companies whose overall ESG profile we judge to be very strong. It is also our intention to engage and encourage management to improve in certain ESG areas we have identified.

Leadership ESG characteristics and weightings are determined by sector, but also share common traits such as transparency, management involvement, innovation, long-term view,

ClearBridge Sustainability Leaders Fund 2020 Annual Report	1

Fund overview (cont’d)

and willingness to engage investors on sustainability matters. Leadership, in our view, is associated with a company that is showing evidence of best practices of ESG policies within its given sector or industry. We may also identify potential investments in companies that have attractive early leadership qualities based on proprietary research. We will exercise our judgment in applying the ESG ratings system.

The Fund will not invest in companies with significant direct involvement in extraction of fossil fuels and mining, and instead will seek other attractive sustainable opportunities in the Energy, Industrials, and Materials sectors. Direct involvement in fossil-fuel extraction and mining would be inclusive of companies that derive revenues primarily from: extraction and/or burning of coal; mining of metals or minerals; exploration and production of oil and gas; and refining of fossil fuels. The Fund may invest in companies that provide equipment and services to the energy and mining sectors.

We will sell a security if the issuer no longer meets its ESG and financial criteria. In addition, we will seek to replace securities when the company’s risk/reward profile is no longer favorable due to price appreciation or if the company’s investment fundamentals have deteriorated meaningfully relative to original expectations. Securities may also be sold to permit investment in an issuer that we consider to be a more attractive alternative. The Fund emphasizes investments in common stocks and other equity securities of U.S. companies; however, it may invest in equity securities of foreign issuers.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equities reach all-time highs in the first quarter of 2020 driven by a long-awaited, though only partial, resolution to a U.S.-China trade dispute, a federal-funds ratei cut and the resumption of expansionary monetary policy. High-beta technology stocks led the market, while manufacturing returned to expansion territory.

The rapid global spreading of the COVID-19 pandemic early in 2020, however, brought a shock to markets, creating unprecedented volatility across all asset classes late in the first quarter. The S&P 500 Index’sii 30% decline in twenty-two trading days was the fastest drop of that magnitude in history. The severity and swiftness of this market sell-off caught all by surprise. The Energy sector led the decline on the back of a two-thirds collapse in oil prices. Mobility restrictions and shutdowns of schools and all but “essential” businesses to combat the spread of COVID-19 extended market losses. The decline differed from prior ones insofar as no asset class or industry was spared. Assets across the board saw losses on a global basis.

Large fiscal stimulus packages and the Federal Reserve Board (the “Fed”)iii lowering rates effectively to 0% helped the market roar back in a similarly unprecedented fashion, with the S&P 500 Index rising 44% in the fifty-three trading days between March 23 and June 8, 2020. The S&P 500’s second-quarter 20%+ total return was the best quarter in over twenty years (the NASDAQ also made a record high). The rebound continued in the third quarter albeit at a slower pace, and with a slight rotation from Technology toward more cyclical

2	ClearBridge Sustainability Leaders Fund 2020 Annual Report

areas, such as Industrials and Materials sectors, at the end of the period. Strong market returns came amid a shift in Federal Reserve regime as the Fed announced it would no longer pre-emptively raise interest rates to ward off inflation and would instead tolerate periods of inflation above its 2% target. Continued massive fiscal stimulus buoyed personal income and consumer spending, while unemployment remained high.

In a period of large fiscal stimulus, heavy monetary accommodation and stay-at-home measures, large technology platforms able to meet consumer demand remotely led the market. Large-cap stocks outperformed small-cap stocks, with the Russell 1000 Indexiv (+10.87%) beating the small-cap Russell 2000 Indexv (-0.14%). Growth stocks outperformed value stocks across market capitalization ranges; the all-cap Russell 3000 Growth Indexvi (+28.20%) led the Russell 3000 Value Indexvii (-8.00%) by 36 percentage points.

Q. How did we respond to these changing market conditions?

A. After a very strong 2019, market valuations were elevated entering the year 2020 and we were also cognizant of the extended length of the current expansion. While we did not anticipate the COVID-19-induced recession we are facing, we did transition to a slightly more defensive position by adding less-cyclical companies to the portfolio and trimming some stocks that were more expensive.

Surrounding the selloff in March 2020, we made a number of changes to bring more stability and strong franchise brands to the portfolio. We exited some companies with more cyclical exposure, such as Evoqua Water Technologies Corp. and Lyft Inc., and added to our Health Care, Communication Services, and Consumer Discretionary allocations with new positions in Gilead Sciences Inc., Comcast Corp. and Hasbro Inc., respectively. Our industry allocation to Health Care, Consumer Staples and Consumer Discretionary increased, while the Fund’s allocation to Industrials decreased.

Also in the first quarter, reflecting the portfolio’s commitment to clean sources of energy, we initiated a position in Enphase Energy Inc., in the Information Technology (IT) sector, which designs and manufactures microinverters for residential and small commercial solar photovoltaic (PV) systems and has made strides in evolving from a solar inverter maker into a “home energy management” company that can act as the brains for the home’s energy system, including microinverters for solar, as well as storage and energy management software.

The growth in adoption of electric vehicles (EVs), which will be instrumental to reducing the world’s carbon emissions, will be a boon for several parts of the EVs supply chain, such as TE Connectivity Inc (TEL) and Aptiv PLC, two other new positions initiated in the period. Both make connectors for automobiles, among other uses, and are major beneficiaries of the secular trend of EVs, which enjoy double the per-vehicle content compared to traditional internal combustion engine vehicles. TEL has best-in-class environmental policies that complement its impact, as it supports the broad growth of EVs. The company has reduced its energy use intensity by 30% and its greenhouse gas intensity by 38% over the past

ClearBridge Sustainability Leaders Fund 2020 Annual Report	3

Fund overview (cont’d)

decade. It has also been working to improve its commitment to responsible sourcing and has been working to find alternatives to problematic materials, such as cobalt, for enablement of EVs, despite the fact that cobalt is not a directly sourced material for TEL itself. Aptiv’s products enable hybrid and EV automakers’ efforts to meet increasingly stringent emission standards. The company also has numerous environmental initiatives in place to manage greenhouse gas emissions (which are down 11% over 2013–16) and lower water consumption and waste disposal per employee (down 17% and 23%, respectively, over 2013–16).

We also added Ball Corp. during the reporting period, increasing the Fund’s exposure in the Materials sector. Ball is the largest manufacturer of recyclable aluminum beverage cans in North America. Aluminum cans have a much higher recycling rates (75% globally) than plastic bottles, and, as aluminum becomes both a consumer and recycling package preference over plastic bottles, we expect strong secular demand growth for aluminum and believe Ball is well-positioned to meet it.

Engaging with our portfolio companies and sharing suggestions and feedback on how they can improve their environmental, social and corporate governance practices is one of the hallmarks of our approach. In 2020, many of these conversations centered on responses to the COVID-19 pandemic.

We were encouraged to see the Fund’s health care companies, such as Gilead Sciences Inc. and Danaher Corp., playing a pivotal role in the solution to the pandemic. Gilead developed a broad-spectrum antiviral medication remdesivir that has helped stem the tide of COVID-19, and the company donated its entire existing supply through June 2020. Danaher has several operating companies directly involved in the fight against COVID-19, including Beckman Coulter’s antibody diagnostic tests and Cephid’s rapid molecular diagnostic test for qualitative detection of the virus causing COVID-19.

We have also been happy to see many of the Fund’s holdings taking active steps to support stakeholders during the crisis. Some of the Fund’s portfolio companies are exemplary in their support of both employees and their customer communities. In addition to improving in-store safety, Home Depot Inc. added 80 hours of paid time off for all full-time hourly workers and 40 hours of paid time off for part-time hourly workers to be used at their discretion at any time in 2020 and paid out at year-end if not used. For workers 65 years of age or older or determined to be at higher risk by the CDC, those numbers are doubled. Early on, Home Depot also froze prices nationwide for products in high demand due to COVID-19 and stopped selling N95 masks in stores and online and redirected all shipments to be donated to hospitals, health care providers and first responders. It has also donated millions of dollars in personal protective equipment (PPE) and other products to hospitals, health care providers and first responders.

Trane Technologies PLC, which provides climate control solutions for buildings, homes, and transportation, proactively reconfigured facilities, changing the way production lines flow

4	ClearBridge Sustainability Leaders Fund 2020 Annual Report

for 25,000 jobs. It implemented active screening and other scheduling and cleaning measures to protect employees and took steps to care for employees financially as well. Trane’s air quality management — ensuring proper air treatment, filtration, ventilation, and decontamination — is helping to keep patients and health care workers safe and more comfortable in the most challenging situations. It is providing and maintaining indoor air quality through solutions such as train catalytic air cleaning systems, which remove pathogens from air streams and negative pressurization systems to isolate infections.

Performance review

For the twelve months ended October 31, 2020, Class I shares of ClearBridge Sustainability Leaders Fund returned 24.64%. The Fund’s unmanaged benchmark, the Russell 3000 Indexviii, returned 10.15% for the same period. The Lipper Large-Cap Core Funds Category Averageix returned 7.94% over the same time frame.

Performance Snapshot as of October 31, 2020 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Sustainability Leaders Fund:
Class A	22.75%	24.25%
Class FI	22.79%	24.13%
Class I	23.02%	24.64%
Class IS	22.98%	24.63%
Russell 3000 Index	15.14%	10.15%
Lipper Large-Cap Core Funds Category Average	12.53%	7.94%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance would have been lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2020, the gross total annual fund operating expense ratios for Class A, Class FI, Class I and Class IS shares were 3.05%, 3.17%, 2.74% and 2.81%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

ClearBridge Sustainability Leaders Fund 2020 Annual Report	5

Fund overview (cont’d)

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.20% for Class A shares, 1.20% for Class FI shares, 0.85% for Class I shares and 0.75% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the greatest contributions to Fund returns for the period came from the IT, Industrials and Health Care sectors.

Relative to the benchmark, Russell 3000 Index, stock selection and sector allocation contributed to performance. In particular, stock selection in the IT, Industrials, Financials, Consumer Staples and Utilities sectors were leading contributors. In addition, an underweight to the Energy sector was also additive.

On an individual stock basis, the leading contributors to performance included positions in Apple Inc., Microsoft Corp., SolarEdge Technologies Inc. and Enphase Energy Inc. in the IT sector and Danaher Corp. in the Health Care sector.

Q. What were the leading detractors from performance?

A. On an absolute basis, the greatest detractors from Fund returns for the period came from the Financials sector.

Relative to the Russell 3000 Index, stock selection in the Consumer Discretionary and Health Care sectors detracted from performance.

On an individual stock basis, the leading detractors from Fund performance for the period included the Fund’s holdings in U.S. Bancorp, Hartford Financial Services Group Inc. and Bank of America Corp. in the Financials sector, Jones Lang Lasalle Inc. in the Real Estate sector and Herman Miller Inc. in the Industrials sector.

Q. Were there any significant changes to the Fund during the period?

A. During the twelve-month reporting period ended October 31, 2020, larger positions established in the Fund included Ball Corp. in the Materials sector, Array Technologies Inc. in the Industrials sector, Synopsys Inc. and TE Connectivity Ltd. in the IT sector and Comcast

6	ClearBridge Sustainability Leaders Fund 2020 Annual Report

Corp. in the Communication Services sector. Larger positions closed included the Fund’s positions in Automatic Data Processing Inc. in the IT sector, U.S. Bancorp in the Financials sector, Starbucks Corp. in the Consumer Discretionary sector, Merck & Co. Inc. in the Health care sector and Xylem Inc. in the Industrials sector.

Thank you for your investment in the ClearBridge Sustainability Leaders Fund. As always, we appreciate that you have chosen us to manage your assets. We remain committed to our investment process of selecting companies that meet our financial and ESG criteria, and actively engaging with companies to further sustainability practices and maximize shareholder value.

Sincerely,

Derek Deutsch, CFA

Portfolio Manager

ClearBridge Investments, LLC

Mary Jane McQuillen

Portfolio Manager

ClearBridge Investments, LLC

November 16, 2020

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-capitalization stocks involve greater risks and volatility than large-capitalization stocks.

International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging markets countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The Fund’s sustainability/environmental, social and governance (“ESG”) investment strategy may limit the number of investment opportunities available to the Fund and, as a result, the Fund may underperform funds that are not subject to such criteria. As a non-diversified fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. The Fund may focus its investments in certain companies, industries or market sectors, increasing its vulnerability to market volatility. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2020 were: Microsoft Corp. (6.6%), Apple Inc. (5.9%),

ClearBridge Sustainability Leaders Fund 2020 Annual Report	7

Fund overview (cont’d)

Danaher Corp. (2.9%), Costco Wholesale Corp. (2.9%), Alphabet Inc. (2.8%), Ball Corp. (2.8%), NIKE Inc. (2.5%), Home Depot Inc. (2.4%), Progressive Corp. (2.2%) and UnitedHealth Group Inc. (2.2%). Please refer to pages 16 through 19 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2020 were: Information Technology (27.2%), Industrials (12.5%), Health Care (11.7%), Financials (10.2%), and Consumer Discretionary (9.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

ii	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payment.

iv

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market.

[v]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

vi

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

vii

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

viii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 661 funds for the six-month period and among the 639 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

8	ClearBridge Sustainability Leaders Fund 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2020 and October 31, 2019. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Sustainability Leaders Fund 2020 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2020 and held for the six months ended October 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	22.75%	$1,000.00	$1,227.50	1.15%	$6.44	Class A	5.00%	$1,000.00	$1,019.36	1.15%	$5.84
Class FI	22.79	1,000.00	1,227.90	1.17	6.55	Class FI	5.00	1,000.00	1,019.25	1.17	5.94
Class I	23.02	1,000.00	1,230.20	0.82	4.60	Class I	5.00	1,000.00	1,021.01	0.82	4.17
Class IS	22.98	1,000.00	1,229.80	0.75	4.20	Class IS	5.00	1,000.00	1,021.37	0.75	3.81

10	ClearBridge Sustainability Leaders Fund 2020 Annual Report

[1]	For the six months ended October 31, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

ClearBridge Sustainability Leaders Fund 2020 Annual Report	11

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class FI	Class I	Class IS
Twelve Months Ended 10/31/20	24.25%	24.13%	24.64%	24.63%
Five Years Ended 10/31/20	N/A	14.13	14.54	14.58
Inception* through 10/31/20	13.94	12.70	13.10	13.13

With sales charges[2]	Class A	Class FI	Class I	Class IS
Twelve Months Ended 10/31/20	17.13%	24.13%	24.64%	24.63%
Five Years Ended 10/31/20	N/A	14.13	14.54	14.58
Inception* through 10/31/20	12.60	12.70	13.10	13.13

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 11/2/15 through 10/31/20)	92.00%
Class FI (Inception date of 3/31/15 through 10/31/20)	94.97
Class I (Inception date of 3/31/15 through 10/31/20)	98.89
Class IS (Inception date of 3/31/15 through 10/31/20)	99.24

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%.

*	Inception dates for Class A shares is November 2, 2015. Inception date for Class FI, I and IS shares is March 31, 2015.

12	ClearBridge Sustainability Leaders Fund 2020 Annual Report

Historical performance

Value of $10,000 invested in

Class FI Shares of ClearBridge Sustainability Leaders Fund vs. Russell 3000 Index† — March 31, 2015 -October 31, 2020

Value of $1,000,000 invested in

Class I and Class IS Shares of ClearBridge Sustainability Leaders Fund vs. Russell 3000 Index† — March 31, 2015 -October 31, 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class FI shares and $1,000,000 invested in Class I and Class IS shares of ClearBridge Sustainability Leaders Fund on March 31, 2015 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2020.

ClearBridge Sustainability Leaders Fund 2020 Annual Report	13

Fund performance (unaudited) (cont’d)

The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 3000 Index. The Russell 3000 Index (the “Index”) measures the performance of those 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class FI, I and IS shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

14	ClearBridge Sustainability Leaders Fund 2020 Annual Report

Schedule of investments

October 31, 2020

ClearBridge Sustainability Leaders Fund

Security	Shares	Value
Common Stocks — 97.5%
Communication Services — 7.8%
Entertainment — 1.8%
Walt Disney Co.	2,890	$ 350,413
Interactive Media & Services — 2.8%
Alphabet Inc., Class A Shares	350	565,638	*
Media — 1.8%
Comcast Corp., Class A Shares	8,660	365,798
Wireless Telecommunication Services — 1.4%
T-Mobile US Inc.	2,580	282,691	*
Total Communication Services		1,564,540
Consumer Discretionary — 9.6%
Auto Components — 1.6%
Aptiv PLC	3,390	327,101
Internet & Direct Marketing Retail — 1.4%
Booking Holdings Inc.	170	275,825	*
Leisure Products — 1.7%
Hasbro Inc.	4,180	345,770
Specialty Retail — 2.4%
Home Depot Inc.	1,840	490,746
Textiles, Apparel & Luxury Goods — 2.5%
NIKE Inc., Class B Shares	4,130	495,931
Total Consumer Discretionary		1,935,373
Consumer Staples — 7.6%
Food & Staples Retailing — 2.9%
Costco Wholesale Corp.	1,640	586,497
Food Products — 2.9%
Hain Celestial Group Inc.	10,470	321,952	*
Vital Farms Inc.	7,620	263,347	*
Total Food Products		585,299
Personal Products — 1.8%
Unilever NV, ADR	6,330	358,025
Total Consumer Staples		1,529,821
Financials — 10.2%
Banks — 3.4%
Bank of America Corp.	14,910	353,367
First Republic Bank	2,660	335,533
Total Banks		688,900

See Notes to Financial Statements.

ClearBridge Sustainability Leaders Fund 2020 Annual Report	15

Schedule of investments (cont’d)

October 31, 2020

ClearBridge Sustainability Leaders Fund

Security	Shares	Value
Capital Markets — 2.9%
BlackRock Inc.	510	$ 305,597
Charles Schwab Corp.	6,690	275,026
Total Capital Markets		580,623
Insurance — 3.9%
Hartford Financial Services Group Inc.	8,610	331,657
Progressive Corp.	4,850	445,715
Total Insurance		777,372
Total Financials		2,046,895
Health Care — 11.7%
Biotechnology — 5.0%
Amgen Inc.	1,640	355,782
BioMarin Pharmaceutical Inc.	4,350	323,770	*
Gilead Sciences Inc.	5,450	316,918
Total Biotechnology		996,470
Health Care Equipment & Supplies — 4.5%
Becton Dickinson and Co.	1,350	312,026
Danaher Corp.	2,580	592,213
Total Health Care Equipment & Supplies		904,239
Health Care Providers & Services — 2.2%
UnitedHealth Group Inc.	1,460	445,504
Total Health Care		2,346,213
Industrials — 12.5%
Building Products — 4.2%
Trane Technologies PLC	3,290	436,747
Trex Co. Inc.	5,790	402,637	*
Total Building Products		839,384
Commercial Services & Supplies — 1.4%
Herman Miller Inc.	9,310	283,676
Electrical Equipment — 6.9%
Array Technologies Inc.	10,770	396,874	*
Regal Beloit Corp.	3,190	314,694
Rockwell Automation Inc.	1,110	263,203
Vestas Wind Systems A/S, ADR	7,450	426,624
Total Electrical Equipment		1,401,395
Total Industrials		2,524,455
Information Technology — 27.2%
Electronic Equipment, Instruments & Components — 3.5%
Keysight Technologies Inc.	3,180	333,487	*
TE Connectivity Ltd.	3,920	379,769
Total Electronic Equipment, Instruments & Components		713,256

See Notes to Financial Statements.

16	ClearBridge Sustainability Leaders Fund 2020 Annual Report

ClearBridge Sustainability Leaders Fund

Security	Shares	Value
IT Services — 1.7%
Visa Inc., Class A Shares	1,860	$337,981
Semiconductors & Semiconductor Equipment — 5.1%
Enphase Energy Inc.	2,530	248,168	*
Lam Research Corp.	1,190	407,075
SolarEdge Technologies Inc.	1,420	365,920	*
Total Semiconductors & Semiconductor Equipment		1,021,163
Software — 11.0%
Autodesk Inc.	1,270	299,136	*
Microsoft Corp.	6,510	1,318,079
Synopsys Inc.	1,800	384,948	*
Workday Inc., Class A Shares	1,000	210,120	*
Total Software		2,212,283
Technology Hardware, Storage & Peripherals — 5.9%
Apple Inc.	10,890	1,185,485
Total Information Technology		5,470,168
Materials — 4.4%
Chemicals — 1.6%
Ecolab Inc.	1,750	321,283
Containers & Packaging — 2.8%
Ball Corp.	6,330	563,370
Total Materials		884,653
Real Estate — 1.8%
Equity Real Estate Investment Trusts (REITs) — 1.8%
Equinix Inc.	510	372,932
Utilities — 4.7%
Electric Utilities — 1.5%
NextEra Energy Inc.	4,280	313,339
Independent Power and Renewable Electricity Producers — 3.2%
Brookfield Renewable Corp., Class A Shares	1,480	98,819
Brookfield Renewable Partners LP	5,740	311,395
Ormat Technologies Inc.	3,240	229,619
Total Independent Power and Renewable Electricity Producers		639,833
Total Utilities		953,172
Total Investments before Short-Term Investments (Cost — $12,686,856)		19,628,222

See Notes to Financial Statements.

ClearBridge Sustainability Leaders Fund 2020 Annual Report	17

Schedule of investments (cont’d)

October 31, 2020

ClearBridge Sustainability Leaders Fund

Security	Rate	Shares	Value
Short-Term Investments — 2.9%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	0.006%	466,096	$466,096
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	0.012%	116,524	116,524	(a)
Total Short-Term Investments (Cost — $582,620)			582,620
Total Investments — 100.4% (Cost — $13,269,476)			20,210,842
Liabilities in Excess of Other Assets — (0.4)%			(89,653)
Total Net Assets — 100.0%			$20,121,189

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At October 31, 2020, the total market value of investments in Affiliated Companies was $116,524 and the cost was $116,524 (Note 8).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

18	ClearBridge Sustainability Leaders Fund 2020 Annual Report

Statement of assets and liabilities

October 31, 2020

Assets:
Investments in unaffiliated securities, at value (Cost — $13,152,952)	$20,094,318
Investments in affiliated securities, at value (Cost — $116,524)	116,524
Receivable for Fund shares sold	16,418
Dividends and interest receivable	7,874
Receivable from investment manager	5,628
Prepaid expenses	15,780
Total Assets	20,256,542

Liabilities:
Payable for securities purchased	109,354
Fund accounting fees payable	11,261
Service and/or distribution fees payable	938
Trustees’ fees payable	71
Accrued expenses	13,729
Total Liabilities	135,353
Total Net Assets	$20,121,189

Net Assets:
Par value (Note 7)	$11
Paid-in capital in excess of par value	12,542,261
Total distributable earnings (loss)	7,578,917
Total Net Assets	$20,121,189

Net Assets:
Class A	$3,823,713
Class FI	$557,788
Class I	$15,411,206
Class IS	$328,482

Shares Outstanding:
Class A	201,865
Class FI	29,330
Class I	805,816
Class IS	17,140

Net Asset Value:
Class A (and redemption price)	$18.94
Class FI (and redemption price)	$19.02
Class I (and redemption price)	$19.12
Class IS (and redemption price)	$19.16
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$20.10

See Notes to Financial Statements.

ClearBridge Sustainability Leaders Fund 2020 Annual Report	19

Statement of operations

For the Year Ended October 31, 2020

Investment Income:
Dividends	$220,741
Interest from unaffiliated investments	1,559
Interest from affiliated investments	308
Less: Foreign taxes withheld	(4,542)
Total Investment Income	218,066

Expenses:
Investment management fee (Note 2)	109,267
Registration fees	68,087
Fund accounting fees	67,565
Audit and tax fees	34,014
Legal fees	28,129
Shareholder reports	11,684
Transfer agent fees (Note 5)	11,234
Service and/or distribution fees (Notes 2 and 5)	7,188
Custody fees	3,312
Trustees’ fees	1,621
Insurance	575
Excise tax (Note 1)	45
Interest expense	28
Miscellaneous expenses	4,645
Total Expenses	347,394
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(202,973)
Net Expenses	144,421
Net Investment Income	73,645

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Unaffiliated Investment Transactions	583,038
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	3,277,409
Net Gain on Investments	3,860,447
Increase in Net Assets From Operations	$3,934,092

See Notes to Financial Statements.

20	ClearBridge Sustainability Leaders Fund 2020 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2020	2019

Operations:
Net investment income	$73,645	$70,320
Net realized gain	583,038	258,086
Change in net unrealized appreciation (depreciation)	3,277,409	1,696,281
Increase in Net Assets From Operations	3,934,092	2,024,687

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(70,107)	(45,001)
Decrease in Net Assets From Distributions to Shareholders	(70,107)	(45,001)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	12,776,557	1,557,853
Reinvestment of distributions	65,547	42,209
Cost of shares repurchased	(7,803,673)	(1,538,041)
Increase in Net Assets From Fund Share Transactions	5,038,431	62,021
Increase in Net Assets	8,902,416	2,041,707

Net Assets:
Beginning of year	11,218,773	9,177,066
End of year	$20,121,189	$11,218,773

See Notes to Financial Statements.

ClearBridge Sustainability Leaders Fund 2020 Annual Report	21

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2020	2019	2018	2017	2016[2]

Net asset value, beginning of year	$15.30	$12.59	$11.98	$9.68	$10.15

Income (loss) from operations:
Net investment income	0.02	0.05	0.02	0.01	0.03
Net realized and unrealized gain (loss)	3.68	2.69	0.67	2.33	(0.37)
Total income (loss) from operations	3.70	2.74	0.69	2.34	(0.34)

Less distributions from:
Net investment income	(0.04)	(0.03)	(0.08)	(0.04)	(0.07)
Net realized gains	(0.02)	—	—	—	(0.06)
Total distributions	(0.06)	(0.03)	(0.08)	(0.04)	(0.13)

Net asset value, end of year	$18.94	$15.30	$12.59	$11.98	$9.68
Total return[3]	24.25%	21.91%	5.67%	24.20%	(3.42)%

Net assets, end of year (000s)	$3,824	$449	$223	$65	$10

Ratios to average net assets:
Gross expenses	2.33%	3.05%	3.50%	3.66%	5.45%[4]
Net expenses[5,6]	1.13	1.09	1.10	1.18	1.17 [4]
Net investment income	0.13	0.38	0.17	0.05	0.32 [4]

Portfolio turnover rate	58%	22%	14%	18%	14%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 2, 2015 (inception date) to October 31, 2016.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets of Class A shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 4, 2018, acquired fund fees and expenses were subject to the arrangement.

[7]	For the year ended October 31, 2016.

See Notes to Financial Statements.

22	ClearBridge Sustainability Leaders Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$15.34	$12.62	$12.00	$9.71	$10.07

Income (loss) from operations:
Net investment income	0.02	0.05	0.02	0.04	0.04
Net realized and unrealized gain (loss)	3.68	2.69	0.66	2.32	(0.30)
Total income (loss) from operations	3.70	2.74	0.68	2.36	(0.26)

Less distributions from:
Net investment income	(0.00) [2]	(0.02)	(0.06)	(0.07)	(0.04)
Net realized gains	(0.02)	—	—	—	(0.06)
Total distributions	(0.02)	(0.02)	(0.06)	(0.07)	(0.10)

Net asset value, end of year	$19.02	$15.34	$12.62	$12.00	$9.71
Total return[3]	24.13%	21.67%	5.78%	24.42%	(2.59)%

Net assets, end of year (000s)	$558	$423	$626	$548	$108

Ratios to average net assets:
Gross expenses	2.37%	3.17%	3.55%	3.57%	4.74%
Net expenses[4,5]	1.17	1.20	1.15	1.06	0.67
Net investment income	0.15	0.37	0.14	0.38	0.41

Portfolio turnover rate	58%	22%	14%	18%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 4, 2018, acquired fund fees and expenses were subject to the arrangement.

See Notes to Financial Statements.

ClearBridge Sustainability Leaders Fund 2020 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$15.44	$12.70	$12.06	$9.74	$10.09

Income (loss) from operations:
Net investment income	0.08	0.10	0.06	0.07	0.07
Net realized and unrealized gain (loss)	3.70	2.71	0.67	2.33	(0.29)
Total income (loss) from operations	3.78	2.81	0.73	2.40	(0.22)

Less distributions from:
Net investment income	(0.08)	(0.07)	(0.09)	(0.08)	(0.07)
Net realized gains	(0.02)	—	—	—	(0.06)
Total distributions	(0.10)	(0.07)	(0.09)	(0.08)	(0.13)

Net asset value, end of year	$19.12	$15.44	$12.70	$12.06	$9.74
Total return[2]	24.64%	22.20%	6.10%	24.77%	(2.25)%

Net assets, end of year (000s)	$15,411	$10,228	$8,228	$7,422	$5,376

Ratios to average net assets:
Gross expenses	2.01%	2.74%	3.19%	3.30%	4.93%
Net expenses[3,4]	0.80	0.78	0.79	0.82	0.79
Net investment income	0.50	0.74	0.49	0.67	0.70

Portfolio turnover rate	58%	22%	14%	18%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 4, 2018, acquired fund fees and expenses were subject to the arrangement.

See Notes to Financial Statements.

24	ClearBridge Sustainability Leaders Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class IS Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$15.47	$12.72	$12.08	$9.75	$10.09

Income (loss) from operations:
Net investment income	0.09	0.11	0.06	0.08	0.07
Net realized and unrealized gain (loss)	3.70	2.71	0.67	2.33	(0.29)
Total income (loss) from operations	3.79	2.82	0.73	2.41	(0.22)

Less distributions from:
Net investment income	(0.08)	(0.07)	(0.09)	(0.08)	(0.06)
Net realized gains	(0.02)	—	—	—	(0.06)
Total distributions	(0.10)	(0.07)	(0.09)	(0.08)	(0.12)

Net asset value, end of year	$19.16	$15.47	$12.72	$12.08	$9.75
Total return[2]	24.63%	22.26%	6.08%	24.88%	(2.17)%

Net assets, end of year (000s)	$328	$118	$100	$45	$10

Ratios to average net assets:
Gross expenses	2.02%	2.81%	3.21%	3.31%	5.27%
Net expenses[3,4]	0.75	0.75	0.75	0.75	0.75
Net investment income	0.50	0.77	0.49	0.71	0.74

Portfolio turnover rate	58%	22%	14%	18%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 4, 2018, acquired fund fees and expenses were subject to the arrangement.

See Notes to Financial Statements.

ClearBridge Sustainability Leaders Fund 2020 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Sustainability Leaders Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

26	ClearBridge Sustainability Leaders Fund 2020 Annual Report

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ClearBridge Sustainability Leaders Fund 2020 Annual Report	27

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$19,628,222	—	—	$19,628,222
Short-Term Investments†	582,620	—	—	582,620
Total Investments	$20,210,842	—	—	$20,210,842

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Return of capital estimates. Distributions received from the Fund’s investments in certain securities, most notably master limited partnerships and real estate investment trusts, generally are comprised of income, realized gains and/or return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each issuer and other industry sources. These estimates may subsequently be revised based on information received from the issuers after their tax reporting periods are concluded.

28	ClearBridge Sustainability Leaders Fund 2020 Annual Report

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. During the period, the Fund paid $45 of federal excise taxes attributable to calendar year 2019 in March 2020.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$45	$(45)

(a)	Reclassifications are due to an excise tax paid by the Fund.

ClearBridge Sustainability Leaders Fund 2020 Annual Report	29

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. As of July 31, 2020, LMPFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, ClearBridge and Western Asset were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Over $2 billion	0.600

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class FI, Class I and Class IS shares did not exceed 1.20%, 1.20%, 0.85% and 0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended October 31, 2020, fees waived and/or expenses reimbursed amounted to $202,973, which included an affiliated money market fund waiver of $21.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level

30	ClearBridge Sustainability Leaders Fund 2020 Annual Report

below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

As of July 31, 2020, Legg Mason Investor Services, LLC (“LMIS”) is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources and serves as the Fund’s sole and exclusive distributor. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 5.75% for Class A shares. In certain cases, Class A shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

Class A
Sales charges	$2,457
CDSCs	—

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

As of October 31, 2020, Legg Mason and its affiliates owned 43% of the Fund.

3. Investments

During the year ended October 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$14,087,023
Sales	9,436,646

At October 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$13,532,227	$7,189,708	$(511,093)	$6,678,615

ClearBridge Sustainability Leaders Fund 2020 Annual Report	31

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

During the year ended October 31, 2020, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$6,003	$3,903
Class FI	1,185	735
Class I	—	6,487
Class IS	—	109
Total	$7,188	$11,234

For the year ended October 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$28,979
Class FI	5,722
Class I	166,118
Class IS	2,154
Total	$202,973

6. Distributions to shareholders by class

	Year Ended October 31, 2020	Year Ended October 31, 2019
Net Investment Income:
Class A	$1,334	$548
Class FI	51	1,077
Class I	55,476	42,844
Class IS	639	532
Total	$57,500	$45,001

Net Realized Gains:
Class A	$515	—
Class FI	454	—
Class I	11,513	—
Class IS	125	—
Total	$12,607	—

32	ClearBridge Sustainability Leaders Fund 2020 Annual Report

7. Shares of beneficial interest

At October 31, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2020		Year Ended October 31, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	199,635	$3,337,602	15,243	$210,075
Shares issued on reinvestment	116	1,849	43	548
Shares repurchased	(27,248)	(457,634)	(3,632)	(50,086)
Net increase	172,503	$2,881,817	11,654	$160,537

Class FI
Shares sold	2,049	$33,933	296	$3,850
Shares issued on reinvestment	32	505	85	1,077
Shares repurchased	(364)	(5,845)	(22,377)	(312,759)
Net increase (decrease)	1,717	$28,593	(21,996)	$(307,832)

Class I
Shares sold	577,012	$9,200,206	97,196	$1,341,969
Shares issued on reinvestment	3,907	62,429	3,132	40,052
Shares repurchased	(437,477)	(7,308,641)	(85,972)	(1,168,611)
Net increase	143,442	$1,953,994	14,356	$213,410

Class IS
Shares sold	11,216	$204,816	153	$1,959
Shares issued on reinvestment	48	764	41	532
Shares repurchased	(1,726)	(31,553)	(452)	(6,585)
Net increase (decrease)	9,538	$174,027	(258)	$(4,094)

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended October 31, 2020. The following transactions were effected in such company for the year ended October 31, 2020.

ClearBridge Sustainability Leaders Fund 2020 Annual Report	33

Notes to financial statements (cont’d)

	Affiliate Value at October 31, 2019	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$2,469,200	2,469,200	$2,352,676	2,352,676

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at October 31, 2020
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$308	—	$116,524

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$57,500	$45,001
Net long-term capital gains	12,607	—
Total distributions paid	$70,107	$45,001

As of October 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$456,762
Undistributed long-term capital gains — net	450,289
Total undistributed earnings	$907,051
Other book/tax temporary differences(a)	(6,749)
Unrealized appreciation (depreciation)(b)	6,678,615
Total distributable earnings (loss) — net	$7,578,917

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax basis adjustments on partnership investments.

34	ClearBridge Sustainability Leaders Fund 2020 Annual Report

10. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

ClearBridge Sustainability Leaders Fund 2020 Annual Report	35

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of ClearBridge Sustainability Leaders Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Sustainability Leaders Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the four years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2016 and the financial highlights for the periods then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 17, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

36	ClearBridge Sustainability Leaders Fund 2020 Annual Report

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Fund’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	9,114,139.045	26,793.072	61,623.240	0
To Approve a New Subadvisory Agreement with ClearBridge Investments, LLC	9,114,139.045	26,793.072	61,623.240	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	9,103,010.165	26,793.072	72,752.120	0

ClearBridge Sustainability Leaders Fund	37

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

38	ClearBridge Sustainability Leaders Fund

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

ClearBridge Sustainability Leaders Fund	39

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Sustainability Leaders Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during the past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

40	ClearBridge Sustainability Leaders Fund

Independent Trustees† (cont’d)

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

ClearBridge Sustainability Leaders Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during the past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

42	ClearBridge Sustainability Leaders Fund

Independent Trustees† (cont’d)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2006)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

ClearBridge Sustainability Leaders Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira* Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

44	ClearBridge Sustainability Leaders Fund

Additional Officers (cont’d)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective August 6, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

ClearBridge Sustainability Leaders Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

46	ClearBridge Sustainability Leaders Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2020:

Record date:	12/4/2019
Payable date:	12/5/2019
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%
Dividends Qualifying for the Dividends
Received Deduction for Corporations	100.00%
Long-Term Capital Gain Dividend	$0.016430

ClearBridge Sustainability Leaders Fund	47

ClearBridge

Sustainability Leaders Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Sustainability Leaders Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Sustainability Leaders Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Sustainability Leaders Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

CBAX221407 12/20 SR20-4019

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2019 and October 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $343,735 in October 31, 2019 and $325,110 in October 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2019 and $0 in October 31, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in October 31, 2019 and $0 in October 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust., were $0 in October 31, 2019 and $0 in October 31, 2020.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2019 and October 31, 2020; Tax Fees were 100% and 100% for October 31, 2019 and October 31, 2020; and Other Fees were 100% and 100% for October 31, 2019 and October 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $262,345 in October 31, 2019 and $857,833 in October 31, 2020.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: December 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: December 22, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: December 22, 2020